UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                                   ----------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 22, 2004
                                                         ----------------

                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                       0-22228                11-3170868
           --------                       -------                ----------
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
 incorporation or organization)                              Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:            (516) 327-3000
                                                                -------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

ITEMS 1 THROUGH 6, 8, 9, 10, AND 11. NOT APPLICABLE.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      The following Exhibits are furnished as part of this report:

      99.1 Press release dated January 22, 2004 which, among other things, highlights the Company's financial results for the fourth quarter and twelve months ended December 31, 2003.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On January 22, 2004, Astoria Financial Corporation issued a press release reporting financial results for the fourth quarter and twelve months ended December 31, 2003. The full text of the earnings release is included herein as
Exhibit 99.1. The press release provides certain information which may be considered non-GAAP financial information. These items may include tangible stockholders' equity, book value and tangible book value and related calculations.

      The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASTORIA FINANCIAL CORPORATION

                                            /s/ Peter J. Cunningham
                                            ------------------------------------
                                            Peter J. Cunningham
                                            First Vice President and
                                            Director of Investor Relations

Dated: January 22, 2004

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99.1 Press release dated January 22, 2004 which, among other things, highlights the Company's financial results for the fourth quarter and twelve months ended December 31, 2003.